UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2022

Jackson Acquisition Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41128 (Commission File Number)	86-2494888 (I.R.S. Employer Identification No.)

2655 Northwinds Parkway Alpharetta, GA (Address of principal executive offices)	30009 (Zip Code)

(678) 690-1079
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	RJAC.U	The New York Stock Exchange

Class A common stock, par value $0.0001 per share	RJAC	The New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RJAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 28, 2022, Jackson Acquisition Company (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that,  commencing January 31, 2022, holders of the units (the “Units”) sold in the Company’s initial public offering completed on December 13, 2021 may elect to separately trade the shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and the Company’s redeemable warrants included in the Units. Each Unit consists of one share of Class A Common Stock and one-half of one redeemable warrant.  Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade.  The shares of Class A Common Stock and whole warrants that are separated will trade on the New York Stock Exchange (the “NYSE”) under the symbols “RJAC” and “RJAC.WS,” respectively. Those Units not separated will continue to trade on the NYSE under the symbol “RJAC.U.” Holders of the Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A Common Stock and warrants.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated January 28, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jackson Acquisition Company

Date: January 28, 2022	By:	/s/ Richard L. Jackson
	Name:	Richard L. Jackson
	Title:	President and Chief Executive Officer